Exhibit 32.2

PRINCIPAL FINANCIAL OFFICER
CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of White Mountains Insurance Group, Ltd. (the “Company”), for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David T. Foy, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C, §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(b)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

/s/ DAVID T. FOY
David T. Foy
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

March 7, 2006

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